Statement of Additional Information Supplement dated January 8, 2010
The purpose of this supplement is to provide you with changes to the current Statement of Additional Information for Class A, B, C, P, R, S, Y, Investor and Institutional Class shares, as applicable, of the Funds listed below:
AIM Capital Development Fund
AIM Charter Fund
AIM Constellation Fund
AIM Diversified Dividend Fund
AIM Large Cap Basic Value Fund
AIM Large Cap Growth Fund
AIM Summit Fund
The following information is added as a new fourth paragraph under the heading “DESCRIPTION OF THE FUNDS AND THEIR INVESTMENSTS AND RISKS— Investment Strategies and Risks” on page 4 of the Statement of Additional Information.
     “It is the current policy of AIM Summit Fund not to purchase or own the common stock of any company which, in the opinion of Invesco Aim and/or the Sub-Advisors, derives a substantial portion of its revenues from the manufacture of alcoholic beverages or tobacco products or the operation of gambling establishments. In the opinion of management based upon current conditions, such policy will not have a significant effect on the investment performance of AIM Summit Fund. This policy may be modified or rescinded by the Board without shareholder approval.”

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